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                                                                    EXHIBIT 10.2

                           MEMORANDUM OF UNDERSTANDING

TO:               K. Oneda

FROM:             G. Lichtenberger

SUBJECT: New position/Title
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Per our agreement, as follows:

EFFECTIVE DATE:  Pay period beginning December 5, 1998

TITLE:            Vice President, Business Development

DUTIES:

     CMOS/3D DEVELOPMENT: US support for VSI Israel and Imagineering. Research and coordinate with US based suppliers and technical information (patents, publications, conferences) for sources needed for implementation of CMOS sensors, in coordination with VSI Israel and Imagineering.

     LIAISON WITH DESIGNATED CONSULTANTS: Coordinate activities, review and monitor efforts to create a new standard of infection control for endoscopy with CDC and FDA.

     PUBLIC RELATIONS: Develop and coordinate Press Releases. Work with P/R consultant to develop a P/R plan for VSCI, at minimum out of pocket expense, for maximum exposure.

     WEB SITE DEVELOPMENT AND MANAGEMENT: Enhance and develop additional web site tools to create new/additional publicity for the VSCI story.

     LEGAL SUPPORT: Liaison for legal/contractual issues. Review contracts and monitor corporate attorneys.

     BUSINESS DEVELOPMENT: Seek partners who can enhance our abilities. Develop the story of why VSCI is such a good buy at this time.

COMMITMENT: Average 3 days per week, exclusive of holidays/vacation, i.e. 156
(52X3) working days at Machida per year. Schedule to overlap with K Oneda as much as possible.

COMPENSATION: $3,300 per two week pay period ($85,800 per year). No vacation/holiday/sick accruals. Medical/dental benefits included.

OPTIONS:  Continue to vest.

SEVERANCE: Lump sum four months pay.

AGREED: /s/ K. Oneda           10/7/98     /s/ G. B. Lichtenberger   10/7/98
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         K. Oneda               Date       G. Lichtenberger          Date